Mar. 01, 2016

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Core Equity Fund

Deutsche Core Equity VIP

The following sections of each fund's prospectuses(es) are supplemented as follows effective on or about October 3, 2016:

The following information replaces the "Management process" disclosure contained in the "PRINCIPAL INVESTMENT STRATEGY" section of the summary section and the "Fund Details" section of each fund's prospectus(es).

Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the portfolio. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund's benchmark index.

Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund's benchmark.

All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.